CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2010

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial data for the quarter ended September 30, 2010 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative market values of net assets are as follows:

	Sept. 30, 2010	June 30, 2010	Dec. 31, 2009

Net assets	$548,821,439	$499,948,837	$504,029,743
Net assets per share of Common Stock	24.43	22.22	22.32
Shares of Common Stock outstanding	22,461,092	22,502,416	22,585,259

     Comparative operating results are as follows:

	Nine months ended September 30,

	2010		2009
Net investment income	$10,670,906		$6,624,597
Per share of Common Stock	.47	*	.30	*
Net realized gain on sale of investments	6,390,807		6,408,852
Increase in net unrealized appreciation of investments	34,486,965		69,124,343
Increase in net assets resulting from operations	51,548,678		82,157,792

*	Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     In the quarter ended September 30, 2010 the Corporation repurchased 41,324 shares of its Common Stock at an average price of $18.42. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex, or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
October 20, 2010

[2]

PRINCIPAL PORTFOLIO CHANGES*
July 1 to September 30, 2010
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held September 30, 2010

Analog Devices, Inc.	6,900		684,900
Carlisle Companies Inc.	100,000		300,000
CEVA, Inc.	93,700		896,800
Coherent, Inc.		13,400	817,600
Dover Corporation		90,000	200,000
Erie Indemnity Company		10,000	—
GeoMet, Inc. Series A Convertible Preferred Stock	202,722		202,722
Home Federal Bancorp, Inc.		2,700	235,000
Intel Corporation	155,000		965,000
Roper Industries, Inc.		10,000	220,000
Vical, Inc.	10,000		270,000

*	Excludes “Miscellaneous — Other Investments.”

TEN LARGEST INVESTMENTS
(unaudited)

	September 30, 2010		% of Net Assets	Year First Acquired
	Cost	Value
	(millions)
The Plymouth Rock Company, Inc.	$2.2	$168.0	30.6%	1982
Coherent, Inc.	22.5	32.7	6.0	2007
Agilent Technologies, Inc.	21.9	30.7	5.6	2005
Brady Corporation	2.3	21.9	4.0	1984
Analog Devices, Inc.	9.6	21.5	3.9	1987
Intel Corporation	5.2	18.5	3.4	1986
Convergys Corporation	24.8	17.8	3.2	1998
The Bank of New York Mellon Corporation	12.2	17.6	3.2	1993
Murphy Oil Corporation	1.0	17.3	3.2	1974
Roper Industries, Inc.	4.5	14.3	2.6	2003

[3]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Jay R. Inglis, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
C. Carter Walker, Jr.

OFFICERS
Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
Eighth Floor
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

[4]